                                                                    EXHIBIT 10.4

                           WEBSITE SERVICES AGREEMENT

                  AGREEMENT made this ___ day of _____________, 1999 by and between __________________________ ("[__________]"), a ________corporation with principal offices located at _________________________, and MAINSTREETIPO.COM, INC. ("MainStreet"), a Delaware corporation with principal offices at 171 Church Lane, North Brunswick, NJ 08902.

                  WHEREAS, MainStreet maintains a site on the World Wide Web (the "Website") having a uniform resource locator address ("URL") at www.MainStreetIPO.com or such other URLs as may hereinafter be registered, which has been established to provide corporations with the opportunity to make public offerings of their stock through a final prospectus covered by a registration statement declared effective by the United States Securities and Exchange Commission (a "Registered Prospectus") by way of electronic auction to members of the public in states of the United States of America where such offerings are duly authorized by the laws of the said respective states and of the United States through the use of the space and technology of the Website; and

                  WHEREAS, [__________] is desirous of making an initial public offering of its securities (the "Offering") and wishes to take advantage of the facilities of the Website in connection with such Offering.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1. MAINSTREET SERVICES. Subject to [__________]'s fulfilling all of the terms and conditions hereinafter set forth, MainStreet shall provide the following services (the "Services"):

     (a) PUBLICATION OF OFFERING MATERIALS. In order to enable [__________] to offer and sell its securities to members of the public, MainStreet shall (i) publish on the Website any preliminary or "red herring" prospectus (as the same may be amended from time to time, the "Red Herring") of [__________] during the period following the date on which [__________] files a registration statement containing such Red Herring with the Securities and Exchange Commission (the "SEC") until the date on which such registration statement is declared effective by the SEC (such period, the "Waiting Period"), (ii) publish on the Website the Registered Prospectus of [__________] for a period of at least 90 consecutive calendar days following the effective date of such Registered Prospectus (such period, the "Offering Period"), and (iii) from the commencement of the Waiting Period until the end of the Offering Period (such period, the "Publication Period"), publish the name of [__________] on the Home Page of the Website together with a brief description of [__________]'s business, which description shall be provided by [__________] and shall be consistent with the summary portion of [__________]'s Registered Prospectus as filed with the SEC.

     (b) TRAFFIC/SUPPORT. MainStreet shall design, maintain, administer and manage the Website so that (i) during the Publication Period, users of the Website shall have continual access to [__________]'s Red Herring and Registered Prospectus, as the case may be, (ii) during the Publication Period, users of the Website shall be unable to link to [__________]'s website from the Website, and
(iii) during the Offering Period, users of the Website shall be able to submit bids on the securities of [__________] offered therein, and MainStreet shall record and transmit all bidding information to [__________], its designated independent auditors and transfer agent using its "Dutch Auction" technology in the manner contemplated by the parties and timely deliver to [__________] the results of such "Dutch Auction" bidding. Such maintenance, administration and management shall include, but shall not be limited to, insuring sufficient bandwidth equivalent to 45 megabytes per second ("MBPS") to facilitate continuous data traffic on the Website of [__________]'s Red Herring and Registered Prospectus, as the case may be, and any and all bids submitted by users during the Offering Period for the purchase of [__________] stock.

     (c) INFORMATION TO BE PROVIDED. MainStreet shall provide to [__________] and its designated representatives on a daily basis during the Offering Period, in a format specified by [__________], access to all information regarding bids placed through the Website on [__________] securities covered by the Offering (the "Bid Data"), including each bidder's residential address, email address, Social Security number, telephone number and bid price. MainStreet agrees to obtain the affirmative consent of each bidder on [__________] stock on the Website to the sharing of all information collected by MainStreet with respect to such bidder with [__________]. At the end of the Offering Period, MainStreet shall turn over the Bid Data to [__________], and the Bid Data shall be owned by and be the exclusive property of [__________] and MainStreet shall be entitled to receive copies thereof.

     2. MAINSTREET'S RELATIONSHIP TO [__________]. MainStreet is acting hereunder solely as a provider of website services to [__________] and, solely for the purposes of this Agreement and the subject matter herein, shall not be deemed an agent of [__________]. Nothing contained herein nor the provision of the Services by MainStreet hereunder shall be construed or intended to mean or imply that MainStreet is engaged in selling [__________]'s securities, or that MainStreet is acting in any capacity as an underwriter as that term is defined under Section 2(a)(11) of the Securities Act of 1933 (the "Act"), or that MainStreet is acting as a broker, dealer or member of a selling group, or that MainStreet is acting as an agent, affiliate, patron or joint venturer of [__________] or as an underwriter as that term may be defined under any federal, state or local law within the United States. In addition, nothing contained herein shall constitute a representation or warranty by MainStreet that the offering will be fully or partially sold within the Offering Period.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     (a) MainStreet hereby represents and warrants to and agrees with [__________] as follows:

     (i) MainStreet is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by MainStreet and constitutes the legal, valid and binding obligation of MainStreet, enforceable against it in accordance with its terms.

     (ii) As of the date hereof, MainStreet has no reason to believe that the execution, delivery and performance by MainStreet of this Agreement and the consummation by it of the transactions contemplated hereby will conflict with or violate any existing provision of law, rule or regulation, and such execution, delivery, performance and consummation will not, with or without the giving of notice, the lapse of time or both, conflict with or violate (A) any order, judgment or decree applicable to MainStreet or binding upon its assets or properties, (B) any provision of the by-laws or certificate of incorporation of MainStreet or (C) any agreement or other instrument applicable to MainStreet or binding upon its assets or properties.

     (iii) MainStreet is the sole and exclusive owner of or otherwise has the right to use and distribute all materials and methodologies used in connection with the Website and the Services, and the use of such materials and methodologies and the provision of the Services do not and will not (A) breach, conflict with or constitute a default under any agreement or other instrument applicable to MainStreet or binding upon its assets or properties or (B) infringe upon any trademark, trade name, service mark, patent, copyright or other proprietary right of any other person or entity.

     (iv) To the best of MainStreet's knowledge, the Website, as designed and as hereafter modified, does not and will not violate any federal, state or local law or regulation; neither MainStreet nor the Website is the subject of any disciplinary proceeding; and MainStreet will comply with all applicable federal, state and local laws in the performance of its obligations hereunder.

     (v) MainStreet will operate the Website in such a manner as to be able to determine and verify the state of residency of each bidder on [__________] securities using the Website and will not accept any bids from any person residing in a state where the securities have not been so registered or qualified for sale.

     (vi) To the best of MainStreet's knowledge, no consent, approval or authorization of, or exemption by, or filing with, any governmental authority or any third party is required to be obtained or made by MainStreet in connection with the execution, delivery and performance of this Agreement, the provision to [__________] of the Services hereunder or the taking by MainStreet of any other action contemplated hereby.

     (vii) There is no pending or, to the best knowledge of MainStreet, threatened claim, action or proceeding against MainStreet, or any affiliate thereof, with respect to the execution, delivery or consummation of this Agreement or the provision of the Services hereunder, or with respect to the Website and its contents and, to the best knowledge of MainStreet, there is no basis for any such claim, action or proceeding.

     (viii) MainStreet is, to the best of its knowledge, in compliance with all federal and state privacy laws, is a member in good standing of the On Line Privacy Alliance, and shall adhere to the information gathering, dissemination, privacy protection and other practices specified by such organization.

     (ix) In connection with the Offering, MainStreet agrees that it shall not
(A) engage in selling [__________]'s securities or act in any capacity as an underwriter, or agent of an underwriter, as that term is defined under any federal, state or local securities law, (B) act as a broker, dealer or member of a selling group, or as an agent thereof, or (C) act as an agent, affiliate, patron or joint venturer of [__________]. MainStreet further represents and warrants that it has not heretofore engaged in any of the activities described in clauses (A), (B) and (C) of this Section 3(a)(ix) and that it has not received, nor is it entitled to receive, any consideration from [__________] for the Services hereunder other than the fee provided for in Section 6 of this Agreement.

     (x) MainStreet is familiar with Rules 134 and 135 promulgated under the Securities Act of 1933, as amended, is not in violation of such rules, and shall not knowingly take any action that will cause [__________] to be in violation of such rules.

     (xi) MainStreet shall not display any information regarding [__________] on the Website other than the Red Herring and Registered Prospectus provided to MainStreet by [__________] and such other information as shall from time to time be provided or approved for display on the Website by [__________], and MainStreet agrees not to modify or alter in any way any information provided to MainStreet by [__________] for display on the Website.

     (xii) MainStreet will render the Services using sound, professional practices and in a competent, diligent and professional manner by knowledgeable, trained and qualified personnel.

     (b) [__________] hereby represents, warrants and covenants to MainStreet as follows:

     (i) [__________] is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by [__________] and constitutes the legal, valid and binding obligation of [__________], enforceable against it in accordance with its terms.

     (ii) As of the date hereof, [__________] has no reason to believe that the execution, delivery and performance by [__________] of this Agreement and the consummation by it of the transactions contemplated hereby will conflict with or violate any existing provision of law, rule or regulation, and such execution, delivery, performance and consummation will not, with or without the giving of notice, the lapse of time or both, conflict with or violate (A) any order, judgment or decree applicable to [__________] or binding upon its assets or properties, (B) any provision of the by-laws or certificate of incorporation of

[__________] or (C) any agreement or other instrument applicable to [__________] or binding upon its assets or properties.

     (iii) To the best of [__________]'s knowledge, no consent, approval or authorization of, or exemption by, or filing with, any governmental authority or any third party is required to be obtained or made by [__________] in connection with the execution, delivery and performance of this Agreement, the receipt by [__________] of the Services hereunder or the taking by [__________] of any other action contemplated hereby.

     (iv) There is no pending or, to the best knowledge of [__________], threatened claim, action or proceeding against [__________], or any affiliate thereof, with respect to the execution, delivery or consummation of this Agreement or the receipt of the Services hereunder and, to the best knowledge of [__________], there is no basis for any such claim, action or proceeding.

     (v) With respect to the Offering, [__________] shall at all times fully comply with all applicable present and future provisions of the laws of the United States and Filing States, including but not limited to the filing of any post-effective amendments to the registration statement covering the Offering, including the Registered Prospectus.

     (vi) At all times during the Offering Period, [__________] shall not publish or disseminate through any medium information, including financial information, concerning [__________] that is not fully consistent with [__________]'s Registered Prospectus or that is not in compliance with Section 5 of the Securities Act of 1933, as amended.

     4. CONDITIONS TO OBLIGATIONS OF THE PARTIES.

     (a) COMPLIANCE WITH SEC. At least five (5) business days prior to the publication of [__________]'s Registered Prospectus on the Website, a registration statement filed by [__________] with the SEC with respect to the Offering shall have been declared effective by the SEC. Proof thereof in form satisfactory to MainStreet's counsel must be furnished to MainStreet's counsel prior to the commencement of the Offering Period.

     (b) DELIVERY OF RED HERRING AND REGISTERED PROSPECTUS. At least five (5) business days before the publication of either [__________]'s Red Herring or Registered Prospectus, as the case may be, on the Website, [__________] shall deliver to MainStreet a printed and an electronic version (floppy diskette, CD-ROM, or DVD) of such Red Herring or Registered Prospectus, as the case may be.

     (c) COMPLIANCE WITH FILING STATES. [__________] shall have (i) duly completed all filings required by the laws of those states (the "Filing States") in which [__________] intends to offer its securities and shall have notified each Filing State of its plan of distribution and (ii) furnished to MainStreet's counsel, at least five business days prior to the commencement of the Offering Period, satisfactory proof that the Offering has been approved or qualified for sale in each of the Filing States.

     (d) APPOINTMENT OF TRANSFER AGENT.

     (i) [__________] shall have retained American Stock Transfer & Trust Company or such other transfer agent as reasonably approved by MainStreet to act as transfer agent (the "Transfer Agent") for [__________] in connection with the issuance of its shares pursuant to the Offering and to further act as escrow agent (the "Escrow Agent") for the receipt of the funds representing bids for the purchase of [__________] stock through the facilities of the Website. [__________] shall furnish to counsel for MainStreet copies of the appointment of such Transfer Agent and Escrow Agent together with all executed contracts as may be required by such Transfer Agent and Escrow Agent.

     (ii) MainStreet shall execute such contracts with such Transfer Agent and Escrow Agent as may be required by such Transfer Agent and Escrow Agent and shall deliver copies of the same to [__________].

     (e) APPOINTMENT OF INDEPENDENT AUDITORS. [__________] shall appoint as independent auditors the Independent Accountants named in [__________]'s Registered Prospectus, or such other accountants as shall be reasonably acceptable to MainStreet, for the purpose of examining and certifying the bids received during the Offering Period. [__________] shall furnish MainStreet with a written acknowledgment from said auditors that they agree to undertake such examination and certification of all bids at the close of the Offering Period and to furnish said certification to the Transfer Agent with instructions regarding the delivery of securities, the refund of any bids and the delivery of funds representing the proceeds of the offering to [__________].

     (f) EXCHANGE LISTING. Prior to the commencement of the Offering Period, [__________] shall have applied for listing on one of the following exchanges:
NASDAQ National Market, the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE"). At or prior to the completion of the Offering Period, [__________] shall have been formally accepted for listing on one of the aforementioned exchanges, which listing shall take effect upon the completion of the Offering. In the event [__________] is unable to obtain approval to list on one of such exchanges, this Agreement shall automatically terminate, the parties shall have no further obligations hereunder, and RCS shall be entitled to a full refund of all monies paid to MainStreet through the date of such termination.

     (g) SECRETARY'S CERTIFICATE. Contemporaneously with the execution of this Agreement, each party shall have delivered to the other party a certificate certifying as to such party's articles of incorporation, bylaws and resolutions attached thereto and other corporate proceedings of such party relating to the authorization, execution and delivery of this Agreement.

     (h) LIMITATIONS ON TRAFFIC BETWEEN THE WEBSITE AND [__________]'S WEBSITE. Prior to the commencement of the Publication Period, the parties shall coordinate to ensure that the Website and [__________]'s website are designed and function in such a manner that users of [__________]'s website shall be able to link to the Website but that users of the Website shall not be able to link to [__________]'s website.

     5. SITE RESPONSIBILITY. MainStreet shall be solely responsible for the development, operation and maintenance of the Website and for all materials that appear on the Website, other than materials provided to MainStreet by [__________] for posting on the Website. Such responsibilities include, but are not limited to:

     (a) ensuring the technical operation of the Website and all related equipment;

     (b) ensuring the accuracy and appropriateness of materials posted on the Website;

     (c) ensuring that materials posted on the Website do not violate any law, rule or regulation, or infringe upon the rights of any third party (including, for example, copyright, trademarks, privacy or other personal or proprietary rights);

     (d) providing technical support and customer service to [__________] and users of the Website 24 hours a day, seven days a week; and

     (e) ensuring that materials posted on the Website are not libelous or otherwise illegal.

     6. CONSIDERATION. In consideration for the Services to be provided by MainStreet hereunder, [__________] shall pay MainStreet one hundred thousand dollars ($100,000). Simultaneously with the execution of this Agreement by the parties hereto, [__________] shall pay to MainStreet the sum of twenty-five thousand ($25,000.00) dollars as initial payment on account of the full consideration, receipt of which is hereby acknowledged by MainStreet. Upon the completion of the Offering Period, [__________] shall instruct the Escrow Agent to deduct from the proceeds of the Offering the sum of seventy-five thousand dollars ($75,000.00) and remit such sum directly to MainStreet. In the event that fewer than all of the shares offered in the Offering have been sold within the Offering Period , the sum of seventy-five thousand ($75,000.00) shall nonetheless be due and payable to MainStreet within ten (10) days after the termination of the Offering Period. Notwithstanding anything to the contrary contained herein, no portion of the balance payment of $75,000 shall be due unless a [__________] Registered Prospectus is actually published on the Website.

     7. COLLECTION OF FUNDS. In connection with the Offering, [__________] shall be responsible for arranging for the collection of funds from bidders on the shares offered, the return of any funds and the delivery of all securities through its duly appointed Transfer Agent and Escrow Agent. Nothing contained herein shall create any obligation on the part of MainStreet to insure the collection of any funds, the return of any funds or the delivery of any securities with respect to bids made on shares of [__________] stock. Bidders on [__________] securities shall be directed to transmit all funds to the appointed Transfer Agent or Escrow Agent. In the event MainStreet shall receive any funds from any bidder on [__________] stock, MainStreet shall immediately transfer such funds to the appointed Transfer Agent or Escrow Agent.

     8. THE BIDDING PROCESS. It is understood and agreed that the bidding price for [__________] stock shall be determined in accordance with a "Dutch style auction," which for the purposes of this Agreement shall mean the following. Prior to the Offering Period, [__________] shall, at the time of listing on the Website, establish the number of shares to be offered and sold and the minimum acceptable bid price to [__________] for each share. The winning bid price to be paid by all bidders shall be the highest bid (the "Deciding Bid") received prior to the termination of the Offering Period at which [__________] is able to dispose of all the shares covered by the Offering; PROVIDED that such bid is greater than or equal to the minimum acceptable bid price as established by [__________]. Any bidder who bid in excess of the Deciding Bid shall be entitled to a refund of the excess over the Deciding Bid.

     9. SYSTEM FAILURE. In the event that the Website encounters technical difficulties with hardware, software, or connectivity such that users are unable to view [__________]'s Red Herring or Registered Prospectus and/or place bids, MainStreet shall extend the Offering Period by the period of time that the Website or the information on the Website was inaccessible to users; PROVIDED that if such technical difficulties last for more than 48 consecutive hours, [__________] shall have the right to cancel this Agreement and get a full refund of all monies paid to MainStreet in connection herewith.

     10. TERMINATION. This Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the termination of the Offering Period:

     (a) By mutual written consent of the parties;

     (b) By MainStreet in the event of:

     (i) Any written representation by [__________] or its officers, directors, agents, servants or employees that MainStreet is acting in any capacity other than as a provider of Website hosting services.

     (ii) Any material misrepresentation or omission of a material fact in [__________]'s Registered Prospectus.

     (iii) Any material misrepresentation by [__________] regarding the effectiveness of its Registered Prospectus.

     (iv) Any material misrepresentation regarding the status of the State Filings.

     (v) Any failure by [__________] to file a post-effective amendment to its registration statement covering the Offering where such post-effective amendment is required by law.

     (vi) Any misrepresentation or course of conduct by [__________] that causes any material injury to the business reputation of MainStreet.

     (c) By [__________] in the event of:

     (i) MainStreet's dissemination of any information with respect to [__________] other than [__________]'s Red Herring and Registered Prospectus and any other information specifically approved by [__________] for dissemination by MainStreet.

     (ii) Any representation by MainStreet, its officers, directors, servants or employees that MainStreet's relationship with [__________] is other than that of a provider of Website hosting services.

     (iii) Any material failure by MainStreet to provide the Services herein.

     (iv) Any misrepresentation or course of conduct by MainStreet that causes any material injury to the business or reputation of [___________].

     (d) If the Agreement is terminated by [__________] for any of the above reasons, [__________] shall be entitled to a full refund of all consideration paid to MainStreet through the date of such termination.

     (e) The termination of this Agreement shall in no way limit any obligation or liability of either party based on or arising from a breach or default by such party with respect to any of its representations, warranties, covenants or agreements contained in this Agreement at or before the date of termination.

     11. INDEMNIFICATION. In no event shall MainStreet be liable to [__________] for any indirect, special or consequential damages or lost profits arising out of or related to this Agreement or the performance or breach hereof, even if MainStreet has been advised of the possibility thereof. Notwithstanding the foregoing, each party shall indemnify, defend and hold harmless the other party, its officers, directors, shareholders, owners, employees, agents, successors and assigns from and against all losses, damages, liabilities, deficiencies or obligations, including, without limitation, all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including settlement costs and reasonable legal, accounting, experts and other fees, costs and expenses) incident or relating to or resulting from the foregoing resulting from or arising out of (A) any breach of any of such indemnifying party's representation, warranty, covenant, obligation or agreement made herein or (B) the negligence or wilful misconduct of such indemnifying party.

     12. INTELLECTUAL PROPERTY RIGHTS.

     (a) Subject to the terms and conditions of this Agreement, [__________] hereby grants to MainStreet a non-exclusive, non-transferable, limited license to reproduce and display the [__________] trademarks and logos provided by [__________] to MainStreet hereunder (the "[__________] Trademarks") on the Website solely in connection with MainStreet's fulfilling its obligations under this Agreement; PROVIDED, HOWEVER, that MainStreet shall not make any specific use of any [__________] Trademarks without first submitting a sample of such use to [__________] and obtaining [__________]'s prior consent, which consent shall not be unreasonably withheld, and further provided that any such [__________] Trademarks are contained in the Registered Prospectus. Such license shall terminate upon the earlier of the termination of this Agreement in accordance with Section 10 or the end of the Offering Period, whereupon MainStreet shall immediately remove all [__________] Trademarks from the Website.

     (b) Subject to the terms and conditions of this Agreement, MainStreet hereby grants to [__________] a non-exclusive, non-transferable, limited license to reproduce and display the MainStreet trademarks and logos (the "MainStreet Trademarks") solely in connection with the public offering of [__________] stock. Such license shall terminate upon the effective date of the expiration or termination of this Agreement, and [__________] shall immediately cease using all MainStreet Trademarks.

     (c) Each party agrees to reproduce, and agrees not to remove or obscure, any proprietary rights legends (such as copyright and trademark notices, among others) included with any content provided by the other party in connection with this Agreement.

     (d) Each party hereby covenants and agrees that the trademarks, trade names, service marks, copyrights and other proprietary rights of the other party are and shall remain the sole and exclusive property of that party and neither party shall hold itself out as having any ownership rights with respect thereto or, except as specifically granted hereunder, any other rights therein. In addition, except as expressly permitted hereunder, each party hereby covenants and agrees that it will make no use of the trademarks, trade names, service marks, copyrights and other proprietary rights of the other party. Any and all goodwill associated with any such rights shall inure directly and exclusively to the benefit of the owner thereof.

     13. PUBLICITY. Neither party may (a) create, publish, distribute or permit any written material that makes reference to the other party without first submitting such material to the other party and receiving its prior written consent, or (b) disclose to the public or any third party the relationship between the parties or the terms of or the transactions contemplated by this Agreement without receiving the other party's prior written consent, except as may be required by law. Notwithstanding the foregoing, MainStreet is permitted to disclose that it has entered into this Agreement but may not identify [__________] as a party to the Agreement until such time as the Red Herring of [__________] is published on the Website.

     14. CONFIDENTIALITY. Except as otherwise provided or with the consent of the other party hereto, each of the parties agrees that all information concerning the other party or any of its affiliates provided by or on behalf of any of them shall remain strictly confidential and secret unless such information is generally known or available to the public through a source or sources other than such party hereto or its affiliates. Notwithstanding the foregoing, each party hereto is hereby authorized to deliver a copy of any such information (a) to any person pursuant to a subpoena issued by any court or administrative agency, (b) to its accountants, attorneys and other agents on a confidential basis and (c) otherwise as required by applicable law, regulation or legal process including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     15. ARBITRATION. Any claims or disputes arising out of or related to this Agreement must be brought no later than one year after the date when the event, act or omission upon which such claim or dispute is predicated first arises and all such claims or disputes shall be resolved by binding arbitration to be held in New York City before three arbitrators in accordance with the Commercial Rules of Arbitration of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court.

     16. GENERAL.

     (a) This Agreement shall be deemed made under the internal laws of the State of New York and shall be interpreted in accordance with the laws of such state.

     (b) This is the entire agreement between the parties relating to the subject matter thereof, and it may not be modified, except by a written amendment thereto executed by authorized representatives of both parties.

     (c) Where any statement made herein is limited as to the knowledge of the party making such statement, such knowledge shall be based on the advice of counsel and appropriate due diligence.

     (d) This Agreement and all rights hereunder may not be assigned by [__________] or MainStreet.

     (e) All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given if (i) mailed, registered or certified mail, return receipt requested, postage prepaid, (ii) delivered by hand, (iii) sent by facsimile transmission, or (iv) delivered by courier, to the following addresses, or at such other address as such party shall designate by like notice:

     (i)          If to [__________]:

                                      To the address set forth on the first page
                      hereof, Facsimile: ____________, Attention:
                      ____________


                                      With copies to:

                                      ________________________, Facsimile:
                      ____________, Attention: ________________

                                      (ii) If to MainStreet:

                                      to the address set forth on the first page
                      hereof, Facsimile: _________________, Attention:
                      _____________________

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives and to be effective as of the date first above written.

                                 MAINSTREETIPO.COM, INC., a Delaware corporation

                                 By: ________________________________
                                         Joseph Salvani, President


                                 ______________________, a _________
                                 corporation


                                 By: ________________________________
                                 Name:
                                 Title: